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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JUNE 16, 2004
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                                IBT BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)



       PENNSYLVANIA                   1-31655                      25-1532164
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(State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File No.)                Identification No.)



309 MAIN STREET, IRWIN, PENNSYLVANIA                               15642
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (724) 863-3100
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last Report)

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                      INFORMATION TO BE INCLUDED IN REPORT



ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On June 16, 2004, the Registrant announced the retirement of Director Edwin Paulone effective September 22, 2004.

         For further details, reference is made to the Press Releases dated June 16, 2004, which is attached hereto as Exhibit 99 and incorporated herein by this reference in its entirety.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit 99 -- Press Release issued June 16, 2004.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     IBT BANCORP, INC.


Date:  June 16, 2004                 By: /s/ Charles G. Urtin
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                                         Charles G. Urtin
                                         President and Chief Executive Officer

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